UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

KAMAN CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
APRIL 27, 2011

The Annual Meeting of Kaman Corporation’s Shareholders will be held at the company’s corporate headquarters, 1332 Blue Hills Avenue, Bloomfield, Connecticut 06002, on Wednesday, April 27, 2011, at 11:00 a.m., local time, for the following purposes:

1. To elect three (3) Class 3 Directors to serve for terms of three (3) years each and until their successors are duly elected and qualify.

2. To provide an advisory vote on executive compensation.

3. To provide an advisory vote on the frequency of the executive compensation advisory vote.

4. To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm.

5. To transact such other business as may properly come before the meeting.

The close of business on February 18, 2011 has been fixed as the record date for determining the holders of Common Stock entitled to notice of, and to vote at, the meeting.

In connection with our meeting, we have prepared a meeting notice, a proxy statement, and our annual report to shareholders, all of which provide details of our activities and financial performance. On February 28, 2011, we mailed the meeting notice (called a Notice of Internet Availability of Proxy Materials) which contains details for our shareholders' use of this process to access these materials online and instructions for submitting proxies by telephone or the Internet. We have used this online access format since 2008 when it was first permitted by the Securities and Exchange Commission (“SEC”) because we think that electronic delivery expedites the delivery of materials, reduces printing and postage costs and eliminates bulky paper documents from your files, creating a more efficient process for both shareholders and the company.

If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials, unless you specifically request one. This notice contains instructions on how to obtain a paper copy of the materials. If you have received paper copies of the materials, a proxy card will also be enclosed.

You may vote by using the Internet, by telephone or mail, or by attending the meeting in person. If you plan to attend in person, you will need to provide proof of share ownership, such as an account or brokerage statement and a form of personal identification in order to vote your shares.

All shareholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

CANDACE A. CLARK
Senior Vice President, Chief Legal Officer,
and Secretary

Dated February 28, 2011

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, THE BOARD OF DIRECTORS ENCOURAGES YOU TO VOTE YOUR SHARES USING THE TOLL-FREE TELEPHONE NUMBER OR THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT AND THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. AS AN ALTERNATIVE, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED, WHICH DOES NOT REQUIRE POSTAGE. VOTING OVER THE INTERNET, BY THE TOLL FREE NUMBER OR COMPLETING AND MAILING A PROXY CARD WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING. YOUR PROMPT RESPONSE IS MUCH APPRECIATED.

Kaman Corporation

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, April 27, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/kamn

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Kaman Corporation

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 7, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/kamn

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Shareholder:

The Annual Meeting of Kaman Corporation’s Shareholders will be held at the company’s corporate headquarters, 1332 Blue Hills Avenue, Bloomfield, Connecticut 06002, on Wednesday, April 27, 2011, at 11:00 a.m., local time, for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)	To elect three (3) Class 3 Directors to serve for terms of three (3) years each and until their successors are duly elected and qualify;
(2)	To provide an advisory vote on executive compensation;
(3)	To provide an advisory vote on the frequency of the executive compensation advisory vote;
(4)	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm; and
(5)	To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 4, and FOR 1 YEAR on Proposal 3.

These items of business are more fully described in the Company’s 2011 Proxy Statement. The close of business on February 18, 2011 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

93108

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.kaman.com.

Meeting Location:

Kaman Corporation
1332 Blue Hills Avenue
Bloomfield, CT 06002

The following Proxy Materials are available for you to review online:

•	the Company’s 2011 Proxy Statement (including all attachments thereto);
•	the Company Annual Report (which includes its SEC Annual Report on Form-10k) for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/kamn

The Proxy Materials for Kaman Corporation are available to review at:

http://www.proxyvoting.com/kamn

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

93108